Exhibit 99.2

© 2020 AeroVironment, Inc. – Proprietary & Confidential 1 | March 3, 2020 Third Quarter Fiscal Year 2020 Earnings Presentation March 3, 2020

© 2020 AeroVironment, Inc. – Proprietary & Confidential 2 | March 3, 2020 Safe Harbor Statement .. Certain statements in this presentation may constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. .. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, reliance on sales to the U.S. government; availability of U.S. government funding for defense procurement and R&D programs; changes in the timing and/or amount of government spending; our ability to perform under existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; potential need for changes in our long-term strategy in response to future developments; the extensive regulatory requirements governing our contracts with the U.S. Government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats; changes in the supply and/or demand and/or prices for our products and services; the activities of competitors and increased competition; failure of the markets in which we operate to grow; uncertainty in the customer adoption rate of commercial use unmanned aircraft systems; failure to remain a market innovator and create new market opportunities; changes in significant operating expenses, including components and raw materials; failure to develop new products; the extensive regulatory requirements governing our contracts with the U.S. government; risk of litigation, including but not limited to pending litigation arising from the sale of our EES business; the impact of our recent acquisition of Pulse Aerospace, LLC and our ability to successfully integrate it into our operations; product liability, infringement and other claims; changes in the regulatory environment; the impact of the outbreak related to the strain of coronavirus known as COVID-19 on our business operations; and general economic and business conditions in the United States and elsewhere in the world. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. .. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.sec.gov or on our website at www.investor.avinc.com/financial-information. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

© 2020 AeroVironment, Inc. – Proprietary & Confidential 3 | March 3, 2020 Third Quarter Fiscal Year 2020 Key Messages 1. On-track to achieve fiscal year 2020 objectives; increased EPS guidance reflects strong momentum 2. Well positioned to maintain growth trajectory beyond fiscal year 2020 based on assessment of demand drivers 3. Executing effectively against strategy for long-term value creation and delivering significant value to stockholders ON-TRACK TO ACHIEVE FISCAL YEAR 2020 OBJECTIVES & DELIVER THIRD CONSECUTIVE YEAR OF PROFITABLE, DOUBLE-DIGIT TOPLINE GROWTH

© 2020 AeroVironment, Inc. – Proprietary & Confidential 4 | March 3, 2020 Summary of Third Quarter and Fiscal Year 2020 To-Date Results Metric 3rd Qtr. Fiscal Year 2020 Year-Over-Year Change Highlights Revenue $61.9 million -18% Revenue as planned for the quarter; lower small UAS sales Gross profit $23.5 million -23% Shift in revenue mix and lower overhead absorption EPS (diluted) ($0.04) -$0.39 No one-time items in third quarter fiscal year 2019 Non-GAAP EPS* (diluted) ($0.01) -$0.36 No one-time items in third quarter fiscal year 2019 Funded Backlog $126 million -5%Funded backlog remains at higher end of historical range; currently negotiating new procurement contracts * 3rd qtr. Fiscal Year 2020 excludes $0.02 in amortization of intangible assets and $0.01 in acquisition-related expenses

© 2020 AeroVironment, Inc. – Proprietary & Confidential 5 | March 3, 2020 Lower Revenue and Decrease in Proportion of Product Revenue Contributed to Lower Earnings Year Over Year * Excludes Q3 Fiscal Year 2020 amortization of intangible assets & acquisition-related expenses of $0.03 0.35 -0.01* $(0.05) $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 Q3 FY19 Q3 FY20 Non - GAAP Diluted EPS 66% 68% 76% 69% 59% 34% 32% 24% 31% 41% 0% 25% 50% 75% 100% Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Q3 FY20 Percentage of Quarterly Revenue Product Revenue Service Revenue

© 2020 AeroVironment, Inc. – Proprietary & Confidential 6 | March 3, 2020 Delivering Significant Progress Across the Portfolio • Healthy funding in proposed government fiscal year 2021 procurement budget: $112 million • Announced orders from two international customers totaling $18 million • Preparing for next round of flight testing • Launch of HAPS Alliance: industry leaders in aerospace, telecom, technology • Negotiating three-year LMAMS program worth up to $160 million • Conducted testing of larger Switchblade variant to address larger market

© 2020 AeroVironment, Inc. – Proprietary & Confidential 7 | March 3, 2020 Government Fiscal Year 2019 Procurement Appropriations Conversion to AeroVironment Contract Awards $46.0 $45.2 $13.5 $12.4 $110.0 $- $45.0 $90.0 $135.0 $180.0 Government FY 2019 Procurement Appropriations Government FY 2019 Procurement Contracts Awarded to AeroVironment as of 3/3/20 Value of Appropriations/ Awards (millions) Army SFAB Raven Air Force Puma Army/Marines LMAMS *NEGOTIATING EST. $160M LMAMS (SWITCHBLADE) CONTRACT AWARD FOR ARMY/MARINES - EXPECTED BY END OF FOURTH QUARTER OR BEGINNING OF FISCAL YEAR 2021 *

© 2020 AeroVironment, Inc. – Proprietary & Confidential 8 | March 3, 2020 Strong Funded Backlog and High Visibility Support Expected Fiscal Year 2020 Year-Over-Year Revenue Growth 55% visibility 75% visibility CONTINUED STRONG FUNDED BACKLOG SUPPORTS HIGH VISIBILITY $86.9 $170.2 $232.1 $151.7 $150.4 $125.5 $94.7 $29 $18 $22 $25 $15.7 $14.5 $1.8 $- $100 $200 $300 $400 Q4 FY19 (6/25/19) Q1 FY20 (9/3/19) Q2 FY20 (12/3/19) Q3 FY20 (3/3/20) Revenue (millions) Revenue Anticipated This FY from Unfunded Backlog Revenue Anticipated This FY from Qtr-To- Date Bookings Revenue Anticipated This FY from Funded Backlog Revenue Year-To-Date Revenue Guidance Range as of 3/3/20: $350 million to $370 million 89% visibility 98% visibility

© 2020 AeroVironment, Inc. – Proprietary & Confidential 9 | March 3, 2020 Fiscal Year 2020 Expectations Fiscal Year 2019 Actuals Current Expectations (3/3/20) Revenue $314 million $350 million to $370 million Earnings Per Share (diluted) $1.74 increased to $1.55 to $1.75 Non-GAAP Earnings Per Share (diluted) $1.481 increased to $1.67 to $1.872 First half revenue as a percentage of full year revenue 48% 47%(actual) Internal Research & Development Investment 11% of revenue 11% of revenue Tax Rate ~9% ~11% Capital Expenditures 3% 5% to 6% ON-TRACK TO ACHIEVE FISCAL YEAR 2020 OBJECTIVES & DELIVER THIRD CONSECUTIVE YEAR OF PROFITABLE, DOUBLE-DIGIT TOPLINE GROWTH 1 Excludes Q1 Fiscal Year 2019 one-time gain of $0.26 from litigation settlement 2 Excludes acquisition-related expenses and amortization of intangible assets

© 2020 AeroVironment, Inc. – Proprietary & Confidential 10 | March 3, 2020 For more information: Steven Gitlin Vice President Investor Relations ir@avinc.com +1 (805) 520-8350

© 2020 AeroVironment, Inc. – Proprietary & Confidential 11 | March 3, 2020 Appendix – Reconciliation of Non-GAAP Diluted Earnings Per Share (Unaudited) Three Months Ended Three Months Ended Nine Months Ended Nine Months Ended January 25, 2020 January 26, 2019 January 25, 2020 January 26, 2019 Earnings per diluted share from continuing operations $ (0.04) $ 0.35 $ 0.98 $ 1.49 Acquisition related expenses 0.01 - 0.03 - Amortization of acquired intangible assets 0.02 - 0.06 - One-time gain from a litigation settlement ---(0.26) Earnings per diluted share from continuing operations as adjusted (Non-GAAP) $ (0.01) 0.35 $ 1.07 $ 1.23

© 2020 AeroVironment, Inc. – Proprietary & Confidential 12 | March 3, 2020 Appendix – Reconciliation of Fiscal Year 2020 Non-GAAP Diluted Earnings Per Share Expectations (Unaudited) Fiscal year ending April 30, 2020 Forecasted earnings per diluted share $ 1.55 - 1.75 Acquisition related expenses 0.03 Amortization of acquired intangible assets 0.08 Forecasted earnings per diluted share as adjusted (Non-GAAP) $ 1.67 - 1.87